SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): February 6, 2001


                        NORFOLK SOUTHERN CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          Virginia                      1-8339                 52-1188014
----------------------------   ------------------------    ------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


              Three Commercial Place
                 Norfolk, Virginia                    23510-9241
      ----------------------------------------      --------------
      (Address of principal executive offices)        (Zip)Code)


                               (757) 629-2680
                      -------------------------------
                      (Registrant's telephone number,
                            including area code)


                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




ITEM 5.     Other Events.

      On February 6, 2001, Norfolk Southern Corporation (the "Corporation") issued and sold $300,000,000 aggregate principal amount of its 6 3/4% Senior Notes due February 15, 2011 (the " 6 3/4% Notes") and $700,000,000 aggregate principal amount of its 7 1/4% Senior Notes due February 15, 2031 (the "7 1/4% Notes" and, together with the 6 3/4% Notes, the "Securities"). The Securities were issued pursuant to the Corporation's Underwriting Agreement, dated February 1, 2001
      (the "Base Underwriting Agreement") and the Pricing Agreement, dated February 1, 2001 (the "Pricing Agreement" and, together with the Base Underwriting Agreement, the "Underwriting Agreement") among the Corporation and Merrill Lynch and Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named in the Pricing Agreement (the "Underwriters"), which Pricing Agreement incorporates in its entirety all the provisions of the Base Underwriting Agreement. The Securities were issued under the Indenture, dated as of January 15, 1991, between the Corporation and U.S. Trust Bank National Association, formerly known as First Trust of New York, National Association, as successor trustee (the "Trustee"), as supplemented by a First Supplemental Indenture, dated as of May 19, 1997, between the Corporation and the Trustee, a Second Supplemental Indenture, dated as of April 26, 1999, between the Corporation and the Trustee, a Third Supplemental Indenture, dated as of May 23, 2000, between the Corporation and the Trustee and a Fourth Supplemental Indenture, dated as of February 6, 2001, between the Corporation and the Trustee.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits:

                1.1(a) Base Underwriting Agreement of the Corporation, dated February 1, 2001.

                1.1(b) Pricing Agreement, dated February 1, 2001, among the Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters named in the Pricing Agreement.

                  4.1 Fourth Supplemental Indenture, dated as of February 6, 2001, between the Corporation and U.S. Bank Trust National Association, as Trustee.

                  5.1 Opinion of Joseph C. Dimino, Esq., General Counsel-Corporate of the Corporation.

                  5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.





                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 7, 2001          NORFOLK SOUTHERN CORPORATION
                                          (Registrant)

                                  By:   /s/ Dezora M. Martin
                                     ---------------------------------
                                     Dezora M. Martin
                                     Corporate Secretary




                               EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------

1.1(a)      Base Underwriting Agreement of the Corporation, dated
            February 1, 2001.

1.1(b)      Pricing Agreement, dated February 1, 2001, among the
            Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co.
            Incorporated, as representatives of the Underwriters named in the Pricing Agreement.

4.1 Fourth Supplemental Indenture, dated as of February 6, 2001, between the Corporation and U.S. Bank Trust National
            Association, as Trustee.

5.1 Opinion of Joseph C. Dimino, Esq., General Counsel-Corporate of the Corporation.

5.2 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Corporation.